Fiscal 3Q26 Results July 22, 2026

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions, and our level of success in integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward- looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Strategic Overview Paul Shoukry Chief Executive Officer, Raymond James Financial 3

3Q26 highlights

Earnings

$3.9B
Net revenues

19.1% Pre-tax margin	**19.9%** Adjusted pre-tax margin[1]
$3.01 Diluted EPS	**$3.14** Adjusted diluted EPS[1]
18.8% Return on common equity	**23.5%** Adjusted ROTCE[1]

Key Performance Metrics

$1.92T
Client assets under administration

$1.15T
PCG assets in fee-based accounts

$21.7B | 5.5% growth rate
Domestic PCG net new assets[2]

$58.8B
Clients' domestic cash sweep and ESP balances

$56.2B
Bank loans, net

Capital & Liquidity

$400M
Common share repurchases

$106M
Common stock dividends

11.7%
Tier 1 leverage ratio[3]

$2.5B
RJF corporate cash[4]

Note: As of and for the three months ended June 30, 2026. [1]These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. [2]Domestic PCG net new assets represents domestic PCG client inflows, including dividends and interest, less domestic PCG client outflows, including commissions, advisory fees and other fees. The domestic PCG net new asset annualized growth rate is based on the beginning domestic PCG assets under administration balance for the indicated period. [3]Estimated. [4]This amount includes cash and cash equivalents held directly at the parent company, as well as cash loaned by the parent company to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF or otherwise deployed in its normal business activities.

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RAYMOND JAMES

Financial Review Butch Oorlog Chief Financial Officer, Raymond James Financial 5

Financial summary

Summary results of operations *$ in millions, except per share amounts*	($) 3Q26	vs. 3Q25	vs. 2Q26	($) FYTD 2026	vs. FYTD 2025
Net revenues	3,928	16%	2%	11,522	11%
Pre-tax income	750	33%	2%	2,213	12%
Adjusted pre-tax income*	782	34%	3%	2,292	12%
Net income available to common shareholders	595	37%	10%	1,699	11%
Adjusted net income available to common shareholders*	620	38%	10%	1,761	12%
Earnings per common share — diluted	3.01	42%	11%	8.52	16%
Adjusted earnings per common share — diluted*	3.14	44%	11%	8.83	17%
Other selected financial highlights:	**3Q26**	**3Q25**	**2Q26**	**FYTD 2026**	**FYTD 2025**
Pre-tax margin	19.1%	16.6%	19.0%	19.2%	19.2%
Adjusted pre-tax margin*	19.9%	17.1%	19.7%	19.9%	19.7%
Return on common equity — annualized	18.8%	14.3%	17.3%	18.1%	17.1%
Adjusted return on common equity — annualized*	19.6%	14.8%	18.0%	18.7%	17.5%
Adjusted return on tangible common equity — annualized*	23.5%	17.2%	20.9%	22.0%	20.5%

Record result

*These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

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RAYMOND JAMES

$ in millions ($) vs. 3Q25 vs. 2Q26 FYTD ($) FYTD (%) 3Q26 2026 2025 Net revenues: Private Client Group 2,841 14% 1% 8,419 12% Capital Markets 477 25% 3% 1,321 5% Asset Management 362 24% 11% 1,015 16% Bank 488 7% —% 1,461 11% Consolidated net revenues 3,928 16% 2% 11,522 11% Pre-tax income: Private Client Group 423 3% 2% 1,278 (2)% Capital Markets 48 NM (6)% 108 93% Asset Management 143 14% 4% 423 14% Bank 206 67% 24% 545 52% Consolidated pre-tax income 750 33% 2% 2,213 12% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Segment results 7 Record Result

Consolidated net revenues 8 $ in millions 3Q26 vs. 3Q25 vs. 2Q26 Asset management and related administrative fees $ 2,075 20% 3% Brokerage revenues 629 13% (2)% Account and service fees 316 5% 2% Investment banking 291 37% 4% Interest income 994 —% 4% Other 57 24% 8% Total revenues 4,362 14% 2% Interest expense (434) (2)% 8% Net revenues $ 3,928 16% 2%

Domestic cash sweep and ESP balances 9 C lie nt s' D om es tic C as h S w ee p & E S P B al an ce s ($ B ) C ash S w eep & E S P B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP & ENHANCED SAVINGS PROGRAM (ESP) BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 26.6 26.6 27.8 29.8 26.0 13.9 14.8 16.0 13.6 16.2 1.6 1.6 1.8 1.8 1.7 13.0 13.5 12.4 12.5 14.9 55.2 56.4 58.1 57.8 58.8 3.8% 3.7% 3.7% 3.7% 3.4% RJBDP - Bank Segment* RJBDP - Third-Party Banks* Client Interest Program ESP** 3Q25 4Q25 1Q26 2Q26 3Q26 Note: May not total due to rounding. *We earn fees from the Raymond James Bank Deposit Program (RJBDP), a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. **Our Enhanced Savings Program is a deposit offering in which clients, substantially all within our Private Client Group, deposit cash in a high-yield Raymond James Bank account. Year-over-year change: 7% Sequential change: 2%

Net interest income & RJBDP fees (third-party banks) 10 *As reported in "Account and service fees" in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 656 653 667 650 658 546 551 566 557 560 110 102 101 93 98 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 3Q25 4Q25 1Q26 2Q26 3Q26 NET INTEREST MARGIN (NIM) 2.74% 2.71% 2.81% 2.81% 2.71% 2.83% 2.78% 2.75% 2.74% 2.67% Firmwide NIM Bank Segment NIM 3Q25 4Q25 1Q26 2Q26 3Q26 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 2.96% 2.91% 2.76% 2.70% 2.75% 3Q25 4Q25 1Q26 2Q26 3Q26 Year-over-year change: —% Sequential change: 1%

Consolidated expenses

$ in millions		3Q26	vs. 3Q25	vs. 2Q26
Compensation, commissions and benefits	**$**	**2,579**	**17%**	**1%**
Non-compensation expenses:				
Communications and information processing		**203**	6%	(1)%
Occupancy and equipment		**85**	10%	6%
Business development		**95**	23%	27%
Investment sub-advisory fees		**63**	13%	—%
Professional fees		**63**	50%	75%
Bank loan benefit for credit losses		**(26)**	NM	NM
Other*		**116**	(34)%	(2)%
Total non-compensation expenses		**599**	**(5)%**	**3%**
Total non-interest expenses	**$**	**3,178**	**12%**	**2%**

TOTAL COMPENSATION RATIO**


64.8%
64.2%
65.6%
65.8%
65.7%
64.5%
64.0%
65.4%
65.7%
65.5%
3Q25
4Q25
1Q26
2Q26
3Q26
Total Compensation Ratio
Adjusted Total Compensation Ratio***

TOTAL NON-COMPENSATION EXPENSES
$ IN MILLIONS


633
575
602
557
583
599
3Q25*
4Q25
1Q26
2Q26
3Q26
Impact of Legal Matter*

*Results for 3Q25 reflected the impact of a reserve increase associated with the settlement of a certain legal matter which resulted in a $58M increase in "Other" expense in the Capital Markets segment. **Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. ***This is a non-GAAP financial measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

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RAYMOND JAMES

*Results for 3Q25 reflected the impact of a reserve increase associated with the settlement of a certain legal matter which resulted in a $58M increase in "Other" expense and reduced consolidated pre-tax margin by 1.7%. Absent this legal provision, pre-tax margin would have been 18.3% and adjusted pre-tax margin would have been 18.8%. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 12 16.6% 19.6% 19.5% 19.0% 19.1% 17.1% 20.7% 20.0% 19.7% 19.9% Pre-Tax Margin Adjusted Pre-Tax Margin** 3Q25* 4Q25 1Q26 2Q26 3Q26

Other financial information 13 *This amount includes cash and cash equivalents held directly at the parent company, as well as parent cash loaned by the parent company to RJ&A, which RJ&A has invested on behalf of RJF or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. $ in billions except per share amounts 3Q26 vs. 3Q25 vs. 2Q26 Total assets $ 94.2 11% 3% RJF corporate cash* $ 2.5 9% (17)% Bank loans, net $ 56.2 13% 3% Total common equity attributable to RJF $ 12.7 4% 1% Book value per share $ 66.11 9% 2% Tangible book value per share** $ 53.74 3% (3)% Weighted-average common and common equivalent shares outstanding — diluted (shares in millions) 197.2 (4)% (1)% 3Q25 2Q26 Tier 1 leverage ratio*** 11.7% 13.1% 12.4% Tier 1 capital ratio*** 21.6% 22.9% 22.9% Common equity tier 1 ratio*** 21.6% 22.7% 22.9% Total capital ratio*** 22.5% 24.2% 24.0% Effective tax rate 20.7% 22.6% 26.0%

$2.53B of dividends paid and share repurchases over the past 5 quarters Capital management 14 DIVIDENDS PAID AND SHARE REPURCHASES $ IN MILLIONS 553 451 511 507 506 451 350 400 400 400 102 101 111 107 106 Share Repurchases* Dividends Paid** 3Q25 4Q25 1Q26 2Q26 3Q26 Number of Shares Repurchased* (millions) 3.3 2.1 2.5 2.6 2.6 Average Share Price of Shares Repurchased* $137 $166 $162 $155 $152 *Under the Board of Directors' common stock repurchase authorization. **Reflects dividends paid to holders of common shares. ***Indicates the amount remaining as of June 30, 2026 under the Board of Directors' $2.0 billion common stock repurchase authorization approved on December 3, 2025. $1.1B remains under current common stock repurchase authorization***

Appendix 15

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 16 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. Note: Please refer to the footnotes on slide 25 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

	Three months ended					Nine months ended	
$ in millions	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	June 30, 2025	**June 30, 2026**
Net income available to common shareholders	$ 435	$ 603	$ 562	$ 542	**$ 595**	$ 1,527	**$ 1,699**
Non-GAAP adjustments:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [(1)]	9	6	7	6	**8**	25	**21**
Other acquisition-related compensation	—	4	—	1	**—**	—	**1**
Total "Compensation, commissions and benefits" expense	9	10	7	7	**8**	25	**22**
Communications and information processing	—	2	1	3	**2**	—	**6**
Professional fees	—	8	2	4	**5**	2	**11**
Other:							
Amortization of identifiable intangible assets [(2)]	10	10	10	10	**14**	31	**34**
All other acquisition-related expenses	—	9	—	3	**3**	—	**6**
Total "Other" expense	10	19	10	13	**17**	31	**40**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	19	39	20	27	**32**	58	**79**
Tax effect of non-GAAP adjustments	(5)	(7)	(5)	(5)	**(7)**	(15)	**(17)**
Total non-GAAP adjustments, net of tax	14	32	15	22	**25**	43	**62**
Adjusted net income available to common shareholders	$ 449	$ 635	$ 577	$ 564	**$ 620**	$ 1,570	**$ 1,761**
Pre-tax income	$ 563	$ 731	$ 728	$ 735	**$ 750**	$ 1,983	**$ 2,213**
Pre-tax impact of non-GAAP adjustments (as detailed above)	19	39	20	27	**32**	58	**79**
Adjusted pre-tax income	$ 582	$ 770	$ 748	$ 762	**$ 782**	$ 2,041	**$ 2,292**

Note: Please refer to the footnotes on slide 25 for additional information.

17

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RAYMOND JAMES

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Three months ended June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Pre-tax margin (3) 16.6% 19.6% 19.5% 19.0% 19.1 % Impact of non-GAAP adjustments on pre-tax margin: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.3% 0.1% 0.2% 0.1% 0.2 % Other acquisition-related compensation — % 0.1% — % — % — % Total “Compensation, commissions and benefits” expense 0.3% 0.2% 0.2% 0.1% 0.2 % Communications and information processing — % 0.1% — % 0.1% — % Professional fees — % 0.2% — % 0.1% 0.1 % Other: Amortization of identifiable intangible assets (2) 0.2% 0.3% 0.3% 0.3% 0.4 % All other acquisition-related expenses — % 0.3% — % 0.1% 0.1 % Total “Other” expense 0.2% 0.6% 0.3% 0.4% 0.5 % Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.5% 1.1% 0.5% 0.7% 0.8 % Adjusted pre-tax margin (3) 17.1% 20.7% 20.0% 19.7% 19.9 % Note: Please refer to the footnotes on slide 25 for additional information. continued on next slide18

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 19 Note: Please refer to the footnotes on slide 25 for additional information. continued on next slide Three months ended $ in millions June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Compensation, commissions and benefits expense $ 2,202 $ 2,394 $ 2,450 $ 2,541 $ 2,579 Less: Total compensation-related acquisition expenses (1) 9 10 7 7 8 Adjusted compensation, commissions and benefits expense $ 2,193 $ 2,384 $ 2,443 $ 2,534 $ 2,571 Total compensation ratio (4) 64.8% 64.2% 65.6% 65.8% 65.7 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (1) 0.3% 0.1% 0.2% 0.1% 0.2 % Other acquisition-related compensation — % 0.1% — % — % — % Total “Compensation, commissions and benefits” expenses related to acquisitions 0.3% 0.2% 0.2% 0.1% 0.2 % Adjusted total compensation ratio (4) 64.5% 64.0% 65.4% 65.7% 65.5%

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 20 Note: Please refer to the footnotes on slide 25 for additional information. Three months ended Nine months ended Earnings per common share (5) June 30, 2025 March 31, 2026 June 30, 2026 June 30, 2025 June 30, 2026 Basic $ 2.16 $ 2.76 $ 3.06 $ 7.51 $ 8.67 Impact of non-GAAP adjustments on basic earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.04 0.03 0.04 0.12 0.11 Other acquisition-related compensation — 0.01 — — 0.01 Total “Compensation, commissions and benefits” expense 0.04 0.04 0.04 0.12 0.12 Communications and information processing — 0.02 0.01 — 0.03 Professional fees — 0.02 0.03 0.01 0.06 Other: Amortization of identifiable intangible assets (2) 0.05 0.05 0.07 0.15 0.17 All other acquisition-related expenses — 0.02 0.02 — 0.03 Total “Other” expense 0.05 0.07 0.09 0.15 0.20 Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.09 0.15 0.17 0.28 0.41 Tax effect of non-GAAP adjustments (0.02) (0.03) (0.04) (0.07) (0.09) Total non-GAAP adjustments, net of tax 0.07 0.12 0.13 0.21 0.32 Adjusted basic $ 2.23 $ 2.88 $ 3.19 $ 7.72 $ 8.99 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 21 Note: Please refer to the footnotes on slide 25 for additional information. Three months ended Nine months ended Earnings per common share (5) June 30, 2025 March 31, 2026 June 30, 2026 June 30, 2025 June 30, 2026 Diluted $ 2.12 $ 2.72 $ 3.01 $ 7.35 $ 8.52 Impact of non-GAAP adjustments on diluted earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.04 0.03 0.04 0.12 0.11 Other acquisition-related compensation — — — — — Total “Compensation, commissions and benefits” expense 0.04 0.03 0.04 0.12 0.11 Communications and information processing — 0.02 0.01 — 0.03 Professional fees — 0.02 0.03 0.01 0.06 Other: Amortization of identifiable intangible assets (2) 0.04 0.05 0.07 0.14 0.17 All other acquisition-related expenses — 0.02 0.02 — 0.03 Total “Other” expense 0.04 0.07 0.09 0.14 0.20 Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.08 0.14 0.17 0.27 0.40 Tax effect of non-GAAP adjustments (0.02) (0.03) (0.04) (0.07) (0.09) Total non-GAAP adjustments, net of tax 0.06 0.11 0.13 0.20 0.31 Adjusted diluted $ 2.18 $ 2.83 $ 3.14 $ 7.55 $ 8.83 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 22 Note: Please refer to the footnotes on slide 25 for additional information. Book value per share As of $ in millions, except per share amounts June 30, 2025 March 31, 2026 June 30, 2026 Total common equity attributable to Raymond James Financial, Inc. $ 12,180 $ 12,567 $ 12,699 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 1,860 1,983 2,608 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (143) (147) (232) Tangible common equity attributable to Raymond James Financial, Inc. $ 10,463 $ 10,731 $ 10,323 Common shares outstanding 200.0 194.6 192.1 Book value per share (6) $ 60.90 $ 64.58 $ 66.11 Tangible book value per share (6) $ 52.32 $ 55.14 $ 53.74 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 25 for additional information. Three months ended Nine months ended $ in millions June 30, 2025 March 31, 2026 June 30, 2026 June 30, 2025 June 30, 2026 Average common equity (7) $ 12,157 $ 12,529 $ 12,633 $ 11,938 $ 12,545 Impact of non-GAAP adjustments on average common equity: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 5 3 4 12 10 Other acquisition-related compensation — 1 — — 1 Total “Compensation, commissions and benefits” expense 5 4 4 12 11 Communications and information processing — 1 1 — 3 Professional fees — 2 3 1 5 Other: Amortization of identifiable intangible assets (2) 5 5 7 16 16 All other acquisition-related expenses — 2 2 — 2 Total “Other” expense 5 7 9 16 18 Total pre-tax impact of non-GAAP adjustments related to acquisitions 10 14 17 29 37 Tax effect of non-GAAP adjustments (3) (3) (4) (7) (8) Total non-GAAP adjustments, net of tax 7 11 13 22 29 Adjusted average common equity (7) $ 12,164 $ 12,540 $ 12,646 $ 11,960 $ 12,574 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

Return on tangible common equity *$ in millions*	Three months ended June 30, 2025	Three months ended March 31, 2026	Three months ended **June 30, 2026**	Nine months ended June 30, 2025	Nine months ended **June 30, 2026**
Average common equity [7]	$ 12,157	$ 12,529	**$ 12,633**	$ 11,938	**$ 12,545**
Less:					
Average goodwill and identifiable intangible assets, net	1,858	1,911	**2,296**	1,865	**2,069**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(142)	(147)	**(190)**	(140)	**(168)**
Average tangible common equity [7]	$ 10,441	$ 10,765	**$ 10,527**	$ 10,213	**$ 10,644**
Impact of non-GAAP adjustments on average tangible common equity:					
Expenses related to acquisitions:					
Compensation, commissions and benefits:					
Acquisition-related retention [1]	5	3	**4**	12	**10**
Other acquisition-related compensation	—	1	**—**	—	**1**
Total "Compensation, commissions and benefits" expense	5	4	**4**	12	**11**
Communications and information processing	—	1	**1**	—	**3**
Professional fees	—	2	**3**	1	**5**
Other:					
Amortization of identifiable intangible assets [2]	5	5	**7**	16	**16**
All other acquisition-related expenses	—	2	**2**	—	**2**
Total "Other" expense	5	7	**9**	16	**18**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	10	14	**17**	29	**37**
Tax effect of non-GAAP adjustments	(3)	(3)	**(4)**	(7)	**(8)**
Total non-GAAP adjustments, net of tax	7	11	**13**	22	**29**
Adjusted average tangible common equity [7]	$ 10,448	$ 10,776	**$ 10,540**	$ 10,235	**$ 10,673**
Return on common equity [8]	14.3 %	17.3 %	**18.8 %**	17.1 %	**18.1 %**
Adjusted return on common equity [8]	14.8 %	18.0 %	**19.6 %**	17.5 %	**18.7 %**
Return on tangible common equity (ROTCE) [8]	16.7 %	20.1 %	**22.6 %**	19.9 %	**21.3 %**
Adjusted ROTCE [8]	17.2 %	20.9 %	**23.5 %**	20.5 %	**22.0 %**

Note: Please refer to the footnotes on slide 25 for additional information.

24

RAYMOND JAMES

Footnotes 25 (1) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (3) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (4) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (5) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for the three months ended June 30, 2026, and an insignificant amount for both of the three months ended June 30, 2025 and March 31, 2026, and $2 million for both of the nine months ended June 30, 2026 and 2025. (6) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (7) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (8) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.